Exhibit 10.19(m)


                           IMPERIAL BANK

               AGREEMENT FOR PURCHASE OF RECEIVABLE
                          (Full Recourse)

     THIS AGREEMENT is made on November 18, 1997 by and between Ophthalmic Imaging Systems having its principal place of business at 221 Lathrop Way, Suite I, Sacramento, CA 95825, County of Sacramento, State of CA, 95815, (the "Seller") and Financial Accounts Management Services, a division of Imperial Bank, having a place of business at 226 Airport Parkway, San Jose, California 95110 (the "Purchaser").

1.   DEFINITIONS.  The following terms shall have the meanings stated:

     1.1 "ACCOUNT BALANCE" - on any given day, the gross amount of all Purchased Receivable and other Obligations unpaid on that day.

     1.2  "ACCOUNT DEBTOR" - the Obligor on a Purchased Receivable.

     1.3 "ADJUSTMENTS" - all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.

     1.4 "ADVANCE" - the dollar amount computed with respect to each Purchased Receivable, equal to the Advance Rate multiplied by the face amount of the Purchased Receivable.

     1.5  "ADVANCE RATE" - 80%

     1.6  "COLLATERAL" -
          1.6.1 All now owned and hereafter acquired right title and interest in, to and in respect of all accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; general intangibles (including but not limited to, tax refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, customer lists, licenses, whether as licenser or licensee, chooses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); documents; instruments; letters of credit, bankers' acceptances or guaranties; deposits, securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Purchaser, or its affiliates;

          1.6.2 All now owned and hereafter acquired right, title and interest in, to and in respect of all goods, including but not limited to:

               1.6.2.1 All inventory, wherever located, whether no owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods;
               1.6.2.2   All  equipment  and  fixtures,  wherever  located,
whether now owned or hereafter acquired, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto;
               1.6.2.3 All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Seller, any computer service bureau or other third party;
               1.6.2.4 All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds, all claims against third parties for loss or destruction of or damage to any of the foregoing, and all income from the lease or rental of any of the foregoing.

     1.7 "CUSTOMER PAYMENTS" - all good funds received by Purchaser from or on behalf of an Account Debtor with respect to Purchased Receivables.

     1.8 "Face Amount of Purchased Receivables" - the gross amount due from the Account Debtor, less all discounts allowed to the Account Debtor, computed on the shortest selling terms stated in the invoice evidencing the Purchased Account.

     1.9 "Factor Fee" - rate of Imperial Bank's Prime Rate plus 4% calculated on the daily net funds employed.

Insert A

     1.10 "Administrative Fee" - rate of 0.5% of the average daily balance for each monthly period. The minimum monthly fee is $1,200.00.

Insert B

     1.11 "Obligations" - all obligations now or hereafter owed by the Seller to the Purchaser, including but not limited to the obligations created hereunder.

     1.12 "Obligor" - the Seller and all guarantors and other entities who may be obligated to pay the Obligations.

     1.13 "Purchased Receivables" - all those accounts, chattel paper, instruments, contract rights, documents, general intangibles, and rights to payment, and proceeds thereof, arising out of the invoices and other agreements identified on or delivered with any Transmittal Sheet provided by Seller to Purchaser.

     1.14 "Receivables" - all present and future accounts and general intangibles of the Seller.

Insert C

     1.15 "Remittance" - the amount, if any, which Purchaser owes to Seller at each Settlement Date, according to the accounting prepared by Purchaser equal to:

          1.15.1    The sum of:
                    1.15.1.1 The Reserve as of the beginning of the last Settlement Date, Plus
                       1.15.1.1.1 The Reserve created for each Purchased Receivable purchase during since last Settlement Date, minus

          1.15.2    The total since the last Settlement Date of:

                    1.15.2.1 The Administrative Fees on paid Purchased Receivables,
                    1.15.2.2  Factor Fee on paid Purchased Receivables;
                    1.15.2.3  Adjustments;
                    1.15.2.4 Repurchase Amounts (to the extent Purchaser has agreed to accept payment thereof by deduction from the Remittance); and
                    1.15.2.5 The Reserve based on the Account Balance as of the Settlement Date.

     1.16 "Repurchase Amount" - see 4.1 below.

     1.17 "Reserve" - a percentage of the Account Balance, computed as the difference between the Face Amount of Purchased Receivables and the Advance, which shall be determined by Purchaser in its reasonable sole discretion, based on the nature and quality of the Purchased Receivables, and which shall not be less than 30% less all fees on unpaid Purchased Receivables. The Reserve shall be the book balance maintained in the records of Purchaser and shall not be a segregated fund.

Insert C
     1.18 "Settlement Date" - the day that remittance is calculated and paid.

     1.19 "Transmittal Sheet" - the forms supplied by Purchaser to Seller which identify the receivables of Seller which it requests that Purchaser purchase.

2.   Purchase of Receivables.

     2.1 Seller for and in consideration of the Advances and other valuable consideration, does hereby absolutely sell, assign and transfer to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the Purchased Receivables and all moneys due or which may become due upon such Purchased Receivables.

     2.2 Purchaser is not obligated to purchase any Receivables from Seller.

     2.3 Purchaser may exercise its sole discretion in approving the credit of each Account Debtor before buying any Receivables.

     2.4 Purchaser shall have with respect to the Purchased Receivables, all the rights and remedies of an unpaid seller under the Uniform Commercial Code and other applicable law, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit.

Insert D

3.   Terms of Purchase.

     3.1 Each Transmittal Sheet shall reasonably identify the Purchased Receivables, correctly state the amount owed by the Account Debtor, and shall be signed by an authorized signatory of Seller.

     3.2 Seller hereby authorizes Purchaser to insert in the Transmittal Sheet information to describe the Purchased Receivables.

     3.3 Purchaser is entitled to rely on the contents of any Transmittal Sheet delivered by Seller, to treat the Receivables described therein as Purchased Receivables, and to rely on the signature as an authorized signatory of Seller.

     3.4 Upon acceptance and purchase by Purchaser of the Receivables described on each Transmittal Sheet and upon Seller's request, Purchaser shall pay the Advance to Seller.

     3.5 Should Purchaser determine at any time in the reasonable exercise of its discretion that the nature and quality of the Purchased Receivables has deteriorated, Purchaser may change the Advance Rate with respect to all future purchases of Receivables.

Insert E

     3.6 As Purchaser collects Customer Payments from or on behalf of Account Debtors, Purchaser shall promptly credit the Customer Payments to the Account Balance on a daily basis as funds clear, as determined by Seller in its reasonable discretion. In the alternative, Purchaser shall have the right to delay credit to the Account Balance for a fixed number of days with respect to all Customer Payments, to allow for clearance and collection of funds.

     3.7 If Seller is in default under this Agreement, all Customer Payments will be applied to any Obligations in such order and manner as Purchaser shall determine, irrespective of contrary instructions which may be received from Seller or the payor.

     3.8 Purchaser shall charge and be entitled to, and Seller shall pay on each Settlement Date the Administrative Fee and the Factor Fee on all paid Purchased Receivables.

     3.9 Purchaser shall prepare and send to Seller, after close of business each month, an accounting of the transactions for that month. The accounting shall be deemed correct and conclusive, and shall constitute an account stated between the parties unless Seller makes written objection to Purchaser within 30 days after mailing of the accounting to the Seller.

     3.10 Purchaser shall pay the Remittance to Seller within ten days after the Settlement Date.

     3.11 In the event the calculation of the Remittance results in an amount due to Purchaser from Seller, Seller shall make such payment in the same manner as set forth in Section 4.2.

4.   Repurchase   and  Recourse.    Purchaser's   purchase   of   Purchased
Receivables from Seller shall be with full recourse.

     4.1 Purchaser may increase the Reserve, and Seller agrees to pay to Purchaser on demand, the full amount or any unpaid portion thereof, of any Purchased Receivable (the "Repurchase Amount"):
     4.1.1 Which remains unpaid ninety (90) calendar days after invoice date;
     4.1.2 Which is owed by an Account Debtor which has filed, or has had filed against it, any bankruptcy case or insolvency proceeding or who has become insolvent (as defined in the Federal Bankruptcy Code) or who is generally not paying its debts as such debts become due;
     4.1.3 With respect to which there has been any breach of warranty set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or
     4.1.4 With respect to which the account debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment, together with all reasonable attorneys' and professional fees and expenses and all court costs incurred by Purchaser in collecting the Purchased Receivable and/or enforcing its rights under this Agreement.

     4.2 Purchaser may, in its sole discretion, demand that the Repurchase Amount be paid by Seller (A) in cash immediately upon demand therefor; (B) by delivery of substitute invoices acceptable to Purchaser which shall thereupon become Purchased Receivables; or (C) by deduction from the Remittance which would otherwise be due to Seller, or by any combination of the foregoing as Purchaser may from time to time choose.

5. Power of Attorney. Seller hereby irrevocably appoints Purchaser and its successors and assigns as Seller's true and lawful attorney in fact, with respect to Purchased Receivables and Collateral, (A) to sell, assign, transfer, pledge, compromise, or discharge the whole or any part of such Receivables; (B) to demand, collect, receive, sue and give releases for moneys due or which may become due upon such receivables and to compromise, prosecute, or defend any action, claim, case, or proceeding relating to such Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Purchaser's name or Seller's name, as Purchaser may choose; (C) to prepare, file and sign Seller's name on any notice, claim, assignment or satisfaction of lien or mechanics' lien or similar document; (D) to notify all account debtors to pay Purchaser directly; (E) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting such Receivables; (F) to endorse Seller's name on any checks or other forms of payment on receivables; (G) to sign Seller's name to any form UCC-1 or other document necessary to perfect any security interest granted by Seller to Purchaser; (H) to complete, execute and file any franchise tax return or other documents necessary to qualify Seller to do business in any state which Purchaser deems necessary to enforce collection of Receivables, and to pay, on Seller's behalf any taxes or fees which may be due by Seller in connection therewith (all such fees and taxes shall be added to the Account Balance) and (I) to do all acts and things necessary or expedient, in furtherance of any such purpose.

Insert D
Insert F

6. Representations, Warranties & Covenants. To induce Purchaser to render its services available to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Purchaser in determining whether to accept purchase Receivables the Seller represents, warrants, covenants and agrees, with respect to each Transmittal Sheet delivered to Purchaser, that:

     6.1 The Seller is the absolute owner of each receivable set forth in each Transmittal Sheet and has full legal right to make said sale, assignment and transfer thereof;

     6.2 The correct amount of each Receivable is as set forth in the Transmittal Sheet and is not in dispute;

     6.3 The payment of each receivable is not contingent upon the fulfillment of any obligation or contract, past or future, and any and all obligations required of the Seller have been fulfilled as of the date of each Transmittal Sheet;

     6.4 Each Receivable set forth in a Transmittal Sheet is based on an actual sale and delivery of goods and/or services actually rendered, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any encumbrance or lien except to Purchaser;

     6.5 There are no defenses, offsets, or counterclaims against any of the Receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated on each invoice submitted to Purchaser which is listed on the Transmittal Sheet;

     6.6 Each Purchased Receivable shall be the property of the Purchaser and shall be paid directly to Purchaser, but if for any reason it should be paid to Seller, Seller shall promptly notify Purchaser of such payment, shall hold any checks, drafts, or moneys so received in trust for the benefit of Purchaser, and shall promptly transfer and deliver the same to the Purchaser;

     6.7 Purchaser shall have the right to endorse, and also the right to require endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;

     6.8 The Seller, and to Seller's best knowledge, each Account Debtor set forth in the Transmittal Sheet, are and shall remain solvent as that term is defined in the Federal Bankruptcy Code;

     6.9 Each Account Debtor named in the Transmittal Sheet will not object to the payment for or the quality or the quantity of the subject matter of the Receivable and is liable for the amount set forth on the Transmittal Sheet;

     6.10 Each Account Debtor shall be promptly notified after acceptance by Purchaser that the Purchased Receivable has been transferred to and is payable to Purchaser, and Seller shall not take or permit any action to countermand such notification;

     6.11 The Seller's place of business, and the place where records concerning all Receivables herein referred to are kept, is the one set forth at the beginning of this Agreement, and Seller will promptly advise Purchaser in writing if such place of business or record keeping is changed or a new place of business or record keeping is added;

     6.12 Seller  is  not and  will  not  hold  any  letter  of  credit  or negotiable instrument as support for or in payment of any Purchased Receivable, and any such documentation received by Seller will be immediately turned over to Purchaser, with any necessary assignment or endorsement;

     6.13 Seller will not assign, transfer, sell or grant any lien or security interest in the Collateral to any other party without Purchaser's prior written consent; and

     6.14 No Account Debtor is affiliated with Seller, either by common ownership or family relationship.

     6.15 All Receivables forwarded to and accepted by Purchaser after the date hereof, and thereby becoming Purchased Receivables, shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this section 6.

7. Adjustments. In the event of a breach of any of the representations, warranties, or covenants set forth in Section 6, or in the event any Adjustment or dispute is asserted by any Account Debtor, Seller shall promptly advise Purchaser and shall, subject to the Purchaser's approval, resolve such disputes and advice Purchaser of any adjustment. Unless reassigned to Seller, Purchaser shall remain the absolute owner of any Purchased Receivable, which is subject to Adjustment or Repurchase under Sections 1.3 or 4 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time. If such possession is not taken by Purchaser, Seller is to resell it for Purchaser's account at Seller's expense with the proceeds made payable to Purchaser. While Seller retains possession of said returned goods, Seller shall segregate said goods and mark them "property of Financial Accounts Management Services."

Insert F

8.   Security Interest

     8.1 This Agreement for Purchase of Receivables is the security agreement referred to in the Transmittal Sheet.

     8.2 In order to secure the Obligations Seller hereby grants to Purchaser a continuing lien upon and security interest in all Seller's now existing or hereafter arising rights and interest in the Collateral.

     8.3 Seller is not authorized to sell, transfer or otherwise convey any Collateral without Purchaser's consent, except for the sale of finished goods inventory in the Seller's ordinary course of business. Purchaser shall have the right, upon default by Seller hereunder, to withdraw its consent to Seller's sale of finished goods inventory, and Seller agrees that Purchaser may notify the Account Debtors of this withdrawal of consent.

     8.4 Seller agrees to sign all UCC financing statements required by and in a form satisfactory to Purchaser.

     8.5 Purchaser shall have the right at any time to notify Seller's Account Debtors of its security interest. Said notification may be in the form of Exhibit A hereto.

9.   Default

     9.1  The following shall constitute Events of Default:

     9.1.1 Seller fails to pay as when due any Obligations owed to Purchaser.
     9.1.2 There shall be commenced by or against any Obligor any voluntary or involuntary case under the Federal Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for a substantial portion of its assets;
     9.1.3 Any Obligor shall become insolvent, in that its debts are greater than the fair value of its assets, or such entity is generally not paying its debts as they become due;
     9.1.4 Any involuntary lien, levy, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or the Collateral and the same is not released within fifteen (15) days; or
     9.1.5 Seller shall breach any covenant, agreement, warranty, or representation set forth herein, and the same is not cured to Purchaser's satisfaction within ten (10) days after Purchaser has given Seller written notice thereof.

     9.2  Upon the occurrence of an Event of Default
     9.2.1     Without  implying  the  existence  of  any   obligation   to
Purchaser to buy receivables, which implication is specifically negated by the terms hereof, Purchaser may cease buying Receivables;

     9.2.2 Purchaser may immediately exercise its rights and remedies with respect to the Purchased Receivables and the Collateral, as a secured party under this Agreement, the Uniform Commercial Code, and applicable law;
     9.2.3 Purchaser shall have the rights as set forth in Section 8 hereof.

10. Nonpayment of Obligations. If any Obligation is not paid when due (including amounts due under section 3.11, Repurchase Amounts due under section 4, or professional fees and expenses under section 11), such amount may be added to the Account Balance and shall be subject to the Factor Fee rate until payment in full.

Insert G

11. Professional Fees. The Seller will pay all reasonable fees and expenses of attorneys and other professionals that Purchaser incurs in negotiating, amending, and enforcing this Agreement and protecting or enforcing its interest in the Purchased Receivables or the Collateral, in collecting Purchased Receivables, or in the representation of Purchaser in connection with any bankruptcy case or insolvency proceeding involving Seller, the Collateral, any Account Debtor, or any Purchased Receivable.

12. Severability and Choice of Law. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. This Agreement has been transmitted by Seller to Purchaser at Purchaser's office in the State of California and has been executed and accepted by Purchaser in the State of California. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without reference to choice of law.

13. Account Collection Service. In the event that Purchaser requires that all of Seller's Receivables be paid to Purchaser, subject to Purchaser's rights in the Collateral, Purchaser agrees to remit the amount of collections on the Receivables it receives and does not own to Seller after deducting a handling fee of 0% of such amount received. It is understood and agreed by Seller that this Section does not impose any affirmative duty on Purchaser to do any act other than to turn over such amounts. All such Receivables and collections are Collateral and in the event of Seller's Default hereunder, Purchaser shall have no duty to remit collections of Collateral and may apply same to the Obligations until said Default is cured.

Insert H

14. Term and Termination. The term of this Agreement shall be for one (1) year from the date hereof, and from year to year thereafter unless terminated in writing by Purchaser or Seller. Seller and Purchaser each have the right to terminate at any time provided that there is no outstanding Account Balance and no fees, charges or other obligations owed to Purchaser at the time of termination. Any termination of this Agreement shall not affect Purchaser's security interest in the Collateral and Purchaser's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, until all transactions entered into and Obligations incurred hereunder have been completed and satisfied in full.

     IN WITNESS WHEREOF, the Seller has executed this Agreement on the date and year above written, and the Purchaser has accepted by its authorized representative.

SELLER:  Ophthalmic Imaging Systems

By:  STEVEN R. VERDOONER
     Steven R. Verdooner, Chief Executive Officer

ACCEPTED AT SAN JOSE, CALIFORNIA
FINANCIAL ACCOUNTS MANAGEMENT SERVICES,
a division of Imperial Bank

By:  GARY HANSON
     Gary Hanson, President

                           IMPERIAL BANK
               AGREEMENT FOR PURCHASE OF RECEIVABLE
                         NOVEMBER 18, 1997



Insert A
Section 1.9

"Daily Net Funds Employed" refers to the amount advanced against factored receivables that remains unpaid.


Insert B
Section 1.10

The "monthly period" is the number of  days  in  the  month.   The "average
daily   balance"   is  the  average  amount  of  unpaid  factored  invoices
outstanding during the monthly period.


Insert C
Section 1.15 and Section 1.18

It is our understanding that the Purchaser generally pays excess reserves bi-monthly, on the 1st day and the 15th day of the month, and, if requested by the Seller and in the sole discretion of the Purchaser, the Purchaser may pay excess reserves on an as requested basis.


Insert D
Section 3 (inclusive)
Section 6 (inclusive)

For receivables pending installation, the advance rate  is  reduced  to 50%
from  80%.   This is subject to all other TERMS OF PURCHASE as outlined  in
Section 3 of the Agreement for Purchase of Receivable.


Insert E
Section 3.6

It is our understanding that the Purchaser normally credits the Account Balance on the date that Purchaser receives payment, with a maximum delay of 1 day for in-state checks and 3 days for out-of-state checks.


Insert F
Section 6 (inclusive)
Section 8 (inclusive)

It is our understanding that the Purchaser will subordinate its security position in vendor-financed equipment or inventory exclusive of Accounts Receivable, provided Seller is not in default.

Reference  facsimile  dated  11/18/97  (FileName:   IMP1118A.DOC)  attached
hereto and included as a part hereof.

                           IMPERIAL BANK
               AGREEMENT FOR PURCHASE OF RECEIVABLE
                         NOVEMBER 18, 1997
                            (continued)


Insert G
Section 11

All reasonable fees and expenses of attorneys and other professionals will be paid to the prevailing party.


Insert H
Section 14

There is no pre-payment penalty.


Insert I
Section 15

Insert I has been deleted.

                    OPHTHALMIC IMAGING SYSTEMS
                     221 Lathrop Way, Suite I
              Sacramento, CA  95815    (916) 646-2020




18 November, 1997


VIA FACSIMILE
Gary Hanson
Imperial Bank
Financial Accounts Management Services

Dear Gary:

This letter is intended to confirm the salient points our conversation today regarding a third party loaning funds to Ophthalmic Imaging Systems ("OIS" or the "Company"), and the potential ramifications of said transaction in light of the factoring relationship and related agreements currently contemplated between the Company and Imperial Bank (the "Bank").

- It is our understanding that Imperial Bank will allow this third party to loan funds to the Company and the Company will not be in violation of any agreements in accepting such loans.

- It is the Bank's intention to allow the Company to accept the loan for use as general working capital for purposes of assisting the Company in fulfilling its obligations to deliver products to its customers.

- The Bank will subordinate to the third party, receivables specifically identified in a schedule to be submitted to the Bank by the Company, the funds received in payment therefore which will be used to repay the third party in accordance with said schedule.

- The Bank will exclude from its collateral the receivables specifically identified in said schedule and, with regard to said receivables, will subordinate to the third party under all circumstances.

If the foregoing accurately reflects our understanding, then please so note by signing below and returning to my attention via return facsimile.

Thank you again for your flexibility in working with OIS and I look forward to a continued positive business relationship with Imperial Bank.

Sincerely,

STEVEN R. VERDOONER
Steven R. Verdooner
Chief Executive Officer

SRV/s

IMPERIAL BANK

BY:

TITLE:

DATE:


     While it is Bank's intention "in principle" to agree to a future subordination of some specific invoices, any future subordination agreement must in a form that is acceptable to Bank's legal counsel.

            (TO BE MAILED ONLY IN THE EVENT OF DEFAULT)

                             EXHIBIT A
      (Letterhead of Financial Accounts Management Services)


(Date)

(Name and Address of Customer)

Re:  Ophthalmic Imaging Systems ("Debtor")

Gentlepersons:

     Please be advised that the Ophthalmic Imaging Systems has assigned all its present and future accounts to FAMS. To the extent that you are now indebted or may in the future become indebted to Debtor on an account, any payments must be made to FAMS and not to Debtor or any other entity. The payments should be mailed to us at the above address.

PAYMENTS MADE IN ANY OTHER MANNER MAY EXPOSE YOU TO MULTIPLE LIABILITY.

     We also hereby notify you that we have revoked Debtor's right to sell inventory free and clear of our security interest therein. Consequently, any inventory of the Debtor (or proceeds thereof) which you receive subsequent to your receipt of this letter shall be subject to our security interest therein, and we hereby demand that you turn over any such inventory and/or proceeds to us at the address set forth above.

     This letter may only be revoked by a writing signed by one of our officers the authenticity of which you have verified by telephone or facsimile.

Thank you.

Sincerely yours,
Financial Accounts Management Services

By:
Title:

                    CERTIFICATE OF RESOLUTIONS


I, Steven R. Verdooner, do hereby certify that:

1. I am the duly elected Chief Executive Officer of Ophthalmic Imaging Systems (the "Corporation").

2. At a meeting of the Board of Directors of the Corporation, duly convened and held in accordance with the Corporation's By-Laws and the laws of the state of incorporation, at which a quorum was present and acting throughout or by unanimous written consent of all the Directors if permitted by law, the following resolutions were adopted:

RESOLVED that the Corporation be and hereby is authorized to sell the Corporation's accounts receivable to Financial Accounts Management Services, a division of Imperial Bank, and to grant to Financial Accounts Management Services a security interest in the Corporation's personal property.

RESOLVED FURTHER that the officers of the Corporation be and hereby are authorized and directed to execute and deliver certain agreements in connection with the sale of accounts receivable, and the grant of security interests in the Corporation's personal property to Financial Accounts Management Services, including, without limitation, Agreement for Purchase of Accounts, Certification of Officers, Certification of Resolutions, [other Agreements that might be needed] and UCC Financing Statements.

RESOLVED  FURTHER that the following  named  officers  of  the  Corporation
("Authorized Officers") be, and any of them hereby are, authorized, empowered, and directed to execute and deliver to Financial Accounts Management Services on behalf of the Corporation, the agreements listed in the foregoing resolution, and to do or cause to be done all such acts and things and make, execute, and deliver or cause to be made, executed and delivered, on behalf of the Corporation, all such further agreements and instruments as may be deemed necessary or advisable in order fully effectuate the purposes and intent of the foregoing resolutions.

     STEVEN R. VERDOONER, CHIEF EXECUTIVE OFFICER
     WILLIAM L. MINCE, PRESIDENT
                  (Names of Authorized Officers)

RESOLVED FURTHER that any one of the Corporate Officers shall execute and deliver to Financial Accounts Management Services a certificate of these resolutions.

3. The foregoing resolutions have not been modified, amended or rescinded in any respect and are in full force as of today's date.

IN WITNESS WHEREOF, I have hereunder signed my name on November 18, 1997.


STEVEN R. VERDOONER
Steven R. Verdooner, Chief Executive Officer

                     CERTIFICATION OF OFFICERS


The undersigned, being all Officers of Ophthalmic Imaging Systems, a CA corporation, (the "Corporation") hereby certify to Financial Accounts Management Services that:

1. The correct name of the Corporation is as set forth in the Articles of Incorporation.

2. The Corporation was incorporated on 7/14/86 under the laws of the State of CA and is in good standing under such laws.

3. The chief place of the Corporation, being the place at which the Corporation maintains its books and records pertaining to accounts, accounts receivable, contract rights, chattel paper, general intangibles, instruments, documents, inventory, and equipment, is located at:

221 Lathrop Way, Suite I
Sacramento, CA  95815

4. The Corporation has other places of business at the following addresses:



5. There is no provision in the Certificate of Incorporation, Articles of Incorporation, or Bylaws of the Corporation, or in the laws of the state of its incorporation, requiring any vote or consent of shareholders to authorize the sale of accounts receivable or the grant of security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

6. The officers of the Corporation, and their respective titles are as follows:

     CHIEF EXECUTIVE OFFICER:  Steven R. Verdooner     Other:

     VICE PRESIDENT:                                   Other:

     SECRETARY:  Steven R. Verdooner                   Other:

     Other:                                            Other:

7. Except as indicated in this paragraph 7, each of the officers listed in paragraph six has signatory powers with respect to all the Corporation's transactions with Financial Accounts Management Services, a division of Imperial Bank.

8. The undersigned shall give Imperial Bank Financial Accounts Management Services prompt written notice of any change or amendment with respect to any of the foregoing. Until further notice is received by Financial Accounts Management Services, it shall be entitled to rely upon the foregoing in all respects.

IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on 11/18/97.

STEVEN R. VERDOONER                     Other
Steven R. Verdooner
Chief Executive Officer

Vice President                          Other

STEVEN R. VERDOONER                     Other
Steven R. Verdooner
Secretary

                      SIGNATURE AUTHORIZATION



                                        Date:  November 18, 1997




Each person whose specimen signature appears below is hereby authorized and empowered to transact any and all business with the Financial Accounts Management Services division of Imperial Bank, San Jose, California, which the undersigned could in any way transact and is further authorized to execute, acknowledge and/or deliver on behalf of the undersigned any and all assignments, documents, instruments and agreements which he may deem necessary or convenient in transaction of such business of the undersigned.

Signatures and titles are as follows:



Name (print or typewrite)     Title          Specimen of Signature

STEVEN R. VERDOONER           CEO            STEVEN R. VERDOONER

WILLIAM L. MINCE              PRESIDENT      WILLIAM L. MINCE

STEVEN C. LAGORIO             DIRECTOR OF    STEVEN C. LAGORIO
                              FINANCE


                              Ophthalmic Imaging Systems

                              By:  STEVEN R. VERDOONER

                     VALIDITY INDEMNIFICATION


Financial Accounts Management Services (FAMS)
a division of Imperial Bank
226 Airport Blvd.
San Jose, California  95110

Re:    Ophthalmic   Imaging   Systems  ("Seller")  and  Financial  Accounts
Management Services ("Purchaser") Agreement for Purchase of Receivables and related documents ("Agreements") dated 11/18/97.

The undersigned is the CEO of the Seller.
In order to induce Purchaser to purchase accounts receivable from the Seller, pursuant to the Agreements between Purchaser and Seller, the undersigned hereby represents and warrants to Purchaser, on behalf of the Seller, as follows:

1. All Seller accounts which have been or will be reported to Purchaser by or on behalf of the Seller and in which Purchaser holds a security interest ("Accounts"), whether such reports are in the form of agings, borrowing base certificates, collateral reports, transmittals or financial statements, are genuine and in all respects what they purport to be, represent bonafied obligations of delivery of merchandise and or services sold by the Seller (the "Sold Goods/Services") in the ordinary course of its business and in accordance with and in full and complete performance of customer's (each, an "Account Debtor") order therefore.

2. All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the Seller, will be held in trust for Purchaser and will immediately be forwarded to Purchaser upon receipt, in kind, in accordance with the terms of Agreements.

3. None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever, and Seller will not in any way impede or interfere with the normal collection and payment of the Accounts.

4.   Seller is presently solvent.

5. The sold Goods/Services are and will be up to the point of sales, the sole and absolute property of the Seller, and the Accounts and sold Goods/Services will be free and clear of all liens and security interests, except your security interest.

6. The due dates of the Accounts will be as reported to Purchaser by or on behalf of the Seller.

7. Seller will promptly report to Purchaser all disputes, rejections, returns and resales of sold Goods/Services and all credits allowed by the Seller upon all accounts.

8. All reports which Purchaser receives from the Seller, including BUT NOT LIMITED TO those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

9. Seller will not sell its inventory except in the ordinary course of business.

The undersigned, on behalf of the Seller, hereby indemnifies Purchaser and holds Purchaser harmless from any direct, indirect, or consequential damage or loss which Purchaser may sustain as a result of the breach of any representation or warranty contained herein, (all of which are continuing and irrevocable for so long as the Seller is indebted to Purchaser), or of Purchaser's reliance (whether such reliance was reasonable) upon any misstatement (whether or not intentional), fraud, deceit or criminal act on the part of any officer, employee, or agent of the Seller, or any costs (including reasonable attorney's fees and expenses) incurred by Purchaser in the enforcement of any rights granted Purchaser hereunder. All such sums will be paid by the undersigned to Purchaser on demand.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This indemnification shall be binding upon the undersigned corporation, its successors and assigns.

Very truly yours,

                                   INDEMNITOR'S INFORMATION

Name  OPHTHALMIC IMAGING SYSTEMS   Address  221 Lathrop Way,
                                            Suite I
Signature  STEVEN R. VERDOONER     City State  Sacramento, CA 95815
           CEO
Dated Signed  November 18, 1997    SS#  94-3035367




It is the sole intent that this indemnification be made by Ophthalmic Imaging Systems, a corporation, and not by any individual.

                           IMPERIAL BANK

                         TRANSMITTAL SHEET
                           (Schedule A)           Trans #
Date                                              Page
                                                  Relationship #

Seller Name  Ophthalmic Imaging Systems


Account   Customer Name          Invoice  Invoice Purchase  Net
Code      (Detail if Needed)**   Number   Date    Order #   Sale






Special Instructions:              This section to be completed by
                                   FAMS.

                                   Gross Total    100%

                                   Reserve           %

Detail of Charges/Reason           Charges/
for Adjustment:                    Adjustments

                                   Net Advance

**Please include contact person,   Method of Disbursement:
phone number, fax number, and      Check #, Account #, Other
address for all new Customers,
or when needed.  Include location
for customers with multiple
billing/processing centers.

The undersigned hereby sells and assigns to Financial Accounts Management Services, a division of Imperial Bank, a security interest in the accounts listed in the above schedule, monies due and to become due upon the same, and all merchandise returned or rejected. The undersigned, to the best of his/her knowledge, represents that the above schedule correctly sets forth accounts now owing the undersigned for bonafide sales and deliveries of merchandise and/or service; that there are no offsets or counterclaims of any nature whatsoever against any of the accounts; that none of said accounts are past due; that proper entries have been made on the books of the undersigned disclosing the sale and assignment of such accounts to Financial Accounts Management Services; that none of said accounts have been sold or assigned to any other party; that said accounts are sold and assigned pursuant to and in accordance with all the terms and provisions of the Agreement for Purchase of Receivable executed by Financial Accounts Management Services and the undersigned relating to advances made by Financial Accounts Management Services on such accounts and the assignment thereof; and that all such accounts are eligible accounts as defined in said Agreement for Purchase of Receivable.

Authorized signer                  Signature

                      (LETTERHEAD OF SELLER)
                (Please Complete one for all DBA's)



All future advances under the "Agreement for Purchase of Receivable" are subject to Bank's receipt of an Assignment letter that is acceptable to Bank.